Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

nFinanSe Inc.
3923 Coconut Palm Drive, Suite 107
Tampa, Florida  33619

Ladies & Gentlemen:

The undersigned, ____________________________ (the “Investor”), hereby confirms its agreement with you as follows:

I.           This Securities Purchase Agreement (the “Securities Purchase Agreement” and, together with Annex I hereto, this “Agreement”) is made as of ______________, 2011 between nFinanSe Inc., a Nevada corporation (the “Company”), and the Investor.

II.           The Company has authorized the sale and issuance (the “Offering”) of up to ________ shares (the “Preferred Shares”) of Series E Convertible Preferred Stock of the Company, $0.001 par value per share (the “Preferred Stock”).

III.           The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member as of the date hereof.  Exceptions:

_____________________________________________________________________________________________________________________________________________________________________________
_____________________________________________________________________________________________________________________________________________________________________________.
    (If no exceptions, write “none.”  If left blank, response will be deemed to be “none.”)

IV.           Pursuant to the Terms and Conditions for Purchase of the Securities attached hereto as Annex I and incorporated herein by reference as if fully set forth herein (the “Terms and Conditions”), the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor:

•	_________________ Preferred Shares, for a purchase price of $_____ per share.

V.           As an inducement and as a condition to the Investor’s purchase of the Preferred Shares in the Offering, the Company covenants and agrees to clarify language in the Company’s organizational documents to the reasonable satisfaction of the Investors as soon as reasonably practical.

Unless otherwise requested by the Investor, certificates representing the Preferred Shares purchased by the Investor will be registered in the Investor’s name and address as set forth below.  The Preferred Shares are sometimes referred to herein as the “Securities.”

The Investor hereby confirms, by signing in the space provided below, that the foregoing correctly sets forth the agreement between the Investor and the Company with respect to the purchase of the Securities in the Offering.

AGREED AND ACCEPTED:

NFINANSE INC		Investor:	_____________________________

_____________________________
By:	Raymond P. Springer	By:	_____________________________
Title:	Executive Vice President
		Print Name:	_____________________________

		Title:	_____________________________

		Address:	_____________________________

		Tax I.D. No:	_____________________________

		Contact Name:	_____________________________

		Telephone:	_____________________________

		Fax:	_____________________________

		Email:*	_____________________________

Name in which shares should be registered (if different):
_____________________________

*By providing an e-mail address, the Investor hereby consents to electronic delivery of the documents and notices required to be delivered pursuant to this Agreement.

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF THE SECURITIES

1. Authorization and Sale of the Securities.  Subject to these Terms and Conditions, the Company has authorized the sale of up 7,900,000 Preferred Shares.  The Company reserves the right to increase or decrease this number.

2. Agreement to Sell and Purchase the Securities; Subscription Date.

2.1 At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Preferred Shares set forth in Article IV of the Securities Purchase Agreement to which these Terms and Conditions are attached at the purchase price set forth thereon.

2.2 The Company may enter into the same form of Securities Purchase Agreement, including these Terms and Conditions, with certain other investors (the “Other Investors”) and expects to complete sales of the Securities to them.  (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and the Securities Purchase Agreements (including attached Terms and Conditions) executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”)  The Company may accept executed Agreements from Investors for the purchase of the Securities commencing upon the date on which the Company provides the Investors with the proposed purchase price and concluding upon the date (the “Subscription Date”) on which the Company has determined or notified Emerging Growth Equities, Ltd. (“EGE”) in its capacity as placement agent for this transaction, in writing that it is no longer accepting additional Agreements from Investors for the purchase of the Securities.

3. The Closing.

3.1 Delivery of the Securities at Closing.  The completion of the purchase and sale of the Securities (the “Closing”) shall occur on September 30, 2011 (the “Closing Date”), at the offices of the Company.  On the Closing Date, the Company shall deliver to the Investor, or a representative of the Investor the following:

(a) this Agreement duly executed by the Company; and

(b) within 5 days of Closing, one or more stock certificates representing the number of Preferred Shares set forth in Article IV of the Securities Purchase Agreement, each such certificate and document to be registered in the name of the Investor or, if so indicated on the signature page of the Securities Purchase Agreement, in the name of a nominee designated by the Investor.

3.2 The Closing Conditions.

(a) The Company’s obligation to issue the Securities to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company:

(i) prior receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Securities being purchased hereunder as set forth in Article IV of the Securities Purchase Agreement;

(ii) completion of the purchases and sales under the Agreements with the Other Investors; and

(iii) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

(b) The Investor’s obligation to purchase the Securities shall be subject to the following conditions, any one or more of which may be waived by the Investor:

(i) representations and warranties of the Company set forth herein being true and correct as of the Closing Date in all material respects;

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 3(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect (as defined below) with respect to the Company since the date hereof; and

(v) from the date hereof to the Closing Date, trading in the Company’s common stock, par value $0.001 per share (the “Common Stock”), shall not have been suspended by the United States Securities and Exchange Commission (the “SEC”) or the Company’s principal trading market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any trading market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Investor, makes it impracticable or inadvisable to purchase the Securities at the Closing.

4. Representations, Warranties and Covenants of the Company.  The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

4.1 Organization.  Each of the Company and its subsidiaries is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization.  Each of the Company and its subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the documents filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since the end of its most recently completed fiscal year through the date hereof (the “Exchange Act Documents”), including, without limitation, its report on Form 10-K for fiscal year 2010 and its report on Form 10-Q for the Company’s most recently completed fiscal quarter, and each of the Company and its subsidiaries is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the financial condition, earnings, business or business prospects, properties or operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

4.2 Due Authorization and Valid Issuance.  The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements , and the Agreements  have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).  The Preferred Shares being purchased by the Investor hereunder will, upon issuance and payment therefore pursuant to the terms hereof, be duly authorized, validly issued, fully paid and nonassessable.  The Company has reserved from its duly authorized capital stock: (a) the number of Preferred Shares issuable pursuant to this Agreement, and (b) the number of shares of Common Stock issuable upon conversion of the Preferred Stock the (“Conversion Shares”).

4.3 Non-Contravention.  The execution and delivery of the Agreements, the issuance and sale of the Securities and the Conversion Shares under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (a) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which they or any of their properties are bound, (ii) the charter, by-laws or other organizational documents of each of the Company and its subsidiaries, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company and its subsidiaries or their respective properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect, or (b) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any of its subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them is bound or to which any of the material property or assets of the Company or its subsidiaries is subject except in cases not reasonably likely to have a Material Adverse Effect.  No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Agreements and the valid issuance and sale of the Securities and the Conversion Shares to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

4.4 Capitalization.  The entire authorized capital stock of the Company consists of (a) 250,000,000 shares of Common Stock, of which 31,877,170 are issued and outstanding, and (b) 35,000,000 shares of preferred stock, of which, (i) 9,330,514 shares were designated as Series A Preferred, of which 7,500,484 shares were issued and outstanding as of September 15, 2011, (ii) 1,00,010 shares were designated as Series B Preferred Stock, of which 1,000,000 shares were issued and outstanding as of September 15, 2011, (iii) 4,100,000 shares were designated as Series C Preferred Stock, of which 4,037,500 shares were issued and outstanding as of September 15, 2011, (iv) 4,666,666 shares were designated as Series D Preferred Stock, of which 4,331,818 shares were issued and outstanding as of September 15, 2011, and (v) 7,900,000 shares were designated as Series E Preferred Stock, of which 6,132,175 shares were issued and outstanding as of September 15, 2011.  All shares of the Company’s issued and outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable.  Other than dividends payable to the holders of Series A Preferred Stock from time to time , there are no dividends which have accrued or been declared but are unpaid on the capital stock of the Company.  No person has any right of first refusal, preemptive right, right of participation or any similar right to participate in the transactions contemplated by the Agreements.  Except as a result of the purchase and sale of the Securities pursuant to the Offering, and except for the Company’s currently outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and employee and director stock options under the Company’s equity compensation plans and outstanding warrants as disclosed in the Exchange Act Documents, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.  The issuance and sale of the Securities pursuant to the Agreements will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

4.5 Financial Statements; Accountants.  The consolidated financial statements of the Company and the related notes contained in the Exchange Act Documents present fairly in all material respects, in accordance with generally accepted accounting principles, the financial position of the Company and its subsidiaries as of the dates indicated, and the results of its operations and cash flows of the Company and its subsidiaries for the periods therein specified and are consistent with the books and records of the Company except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which are not expected to be material in amount.  Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as may be included in the notes to such financial statements, or in the case of unaudited statements, as may be permitted by the SEC on Form 10-Q, under the Exchange Act and except as disclosed in the Exchange Act Documents.  The other financial information contained in the Exchange Act Documents has been prepared on a basis consistent with the financial statements of the Company and its subsidiaries contained in the Exchange Act Documents.  To the Company’s knowledge, Baumann, Raymondo & Co., P.A. are independent accountants as required by the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder.

4.6 Placement Agent; Board of Directors.  EGE served as placement agent for the Company’s offering of Series A Preferred Stock and, for its services as placement agent, received a $117,000 fee and a warrant to purchase 320,000 shares of Common Stock, exercisable at $1.10 per share and expiring on December 27, 2011.  EGE served as placement agent for the Company’s offering of Series B Preferred Stock and, for its services as placement agent, received a $634,872 fee and a warrant to purchase 120,928 shares of Common Stock, exercisable at $3.30 per share and expiring on June 29, 2012.  Collins Stewart LLC and EGE served as placement agents for the Company’s offering of Series C Preferred Stock and, for services as placement agents, shared equally a $535,600 fee and a warrant to purchase 109,150 shares of Common Stock, exercisable at $2.53 per share and expiring on June 12, 2013.  EGE served as placement agent for the Company’s offering of Series D Preferred Stock and, for its services as placement agent, received a $34,400 fee.  EGE served as a placement agent for the Company’s offering of Series E Preferred Stock and, for its services as placement agent, received a $25,750 fee.  In connection with the Offering, the EGE will receive a 5% fee on the aggregate amount paid by Investors introduced to the Company that are not existing shareholders of the Company. Robert A. Berlacher, a former member of the Company’s Board of Directors and a current stockholder of the Company, is a co-founder and director of EGE Holdings, Ltd., a holding company with ownership interests in investment banking, money management and venture capital, including a 100% ownership interest in EGE.  Mr. Berlacher received no compensation from EGE Holdings, Ltd. or EGE related to the transactions discussed in this Section 4.6, including the Offering.

4.7 Company not an “Investment Company”.  The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  The Company is not, and immediately after receipt of payment for the Securities will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

4.8 Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

4.9 Private Offering.  Assuming (a) the correctness of the representations and warranties of the Investors set forth in Section 5 hereof, (b) the correctness of the information provided in the Investor Questionnaire submitted by each of the Investors, and (c) that EGE’s activities are consistent with the activities permissible under Rule 506 of Regulation D of the Securities Act, the offer and sale of the Securities hereunder is exempt from registration under the Securities Act.

5. Representations, Warranties and Covenants of the Investor.

5.1 The Investor represents and warrants to, and covenants with, the Company that (a) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities; (b) the Investor is acquiring the number of Preferred Shares set forth in Article IV of the attached Securities Purchase Agreement in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of the Securities or any arrangement or understanding with any other persons regarding the distribution of such Securities; (c) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (d) the Investor has answered all questions on the Investor Questionnaire and the answers thereto are true, correct and complete as of the date hereof and will be true, correct and complete as of the Closing Date; (e) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Conversion Shares; and (f) the Investor has, in connection with its decision to purchase the number of Preferred Shares set forth in Article IV of the attached Securities Purchase Agreement, relied only upon the Exchange Act Documents and the representations and warranties of the Company contained herein.  The Investor understands that neither the Offering nor the acquisition of the Securities have been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor’s investment intent as expressed herein and the information provided in the Investor’s Investor Questionnaire.

5.2 The Investor (other than individuals) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.  The execution, delivery and performance by the Investor of the transactions contemplated by this Agreement to be performed by the Investor have been duly authorized by all necessary corporate or similar action on the part of the Investor.  This Agreement has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, except (a) as limited by laws of general application relating to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ and contracting parties’ rights generally, (b) as limited by rules of law governing specific performance, injunctive relief, or other equitable remedies, (c) as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (d) to the extent any indemnification and contribution provisions contained in this Annex I may be limited by applicable federal or state securities laws or the public policy underlying such laws.

5.3 The Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

5.4 The Investor is (a) acquiring the Securities and (b) the shares of Common Stock receivable upon conversion thereof, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of the Securities Act; provided, however, that by making the representations herein, the Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities under an exemption under the Securities Act and reserves the right to dispose of the Conversion Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.  The Investor is acquiring the Securities hereunder in the ordinary course of its business.

5.5 The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

5.6 The Investor and its advisors, if any, have been furnished with all publicly available materials relating to the business, finances and operations of the Company and such other publicly available materials relating to the offer and sale of the Securities as have been requested by the Investor.  The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained herein.  The Investor understands that its investment in the Securities involves a high degree of risk.

5.7 The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

6. Survival of Representations, Warranties and Agreements.  All covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities and the payment therefor.

7. Transfer Restrictions.

7.1 The Securities may only be disposed of in compliance with state and federal securities laws.  The Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder.  In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an affiliate of the Investor (who is an accredited investor and executes a customary representation letter) or in connection with a pledge as contemplated in Section 7.2 hereof, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act, provided, however, that in the case of a transfer pursuant to Rule 144, no opinion shall be required if the transferor provides the Company with a customary seller’s representation and broker’s representation letter reasonably satisfactory to the Company.  Any such transferee that agrees in writing to be bound by the terms of this Securities Purchase Agreement shall have the rights of an Investor under this Securities Purchase Agreement.  The Company shall reissue certificates evidencing the Securities upon surrender of certificates evidencing the Securities being transferred in accordance with this Section 7.1.

7.2 The Investors agree to the imprinting, so long as is required by this Section 7, of a legend on any of the Securities in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE.  THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR DISPOSITION MAY BE AFFECTED WITHOUT REGISTRATION UNDER THE ACT.

The Company acknowledges and agrees that the Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities, in accordance with all applicable securities laws, to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, the Investor may transfer pledged or secured Securities to the pledgees or secured parties; provided that the Investor shall provide the Company with such documentation as is reasonably requested by the Company to ensure that the pledge is pursuant to a bona fide margin agreement with a registered broker-dealer or a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

7.3 Upon delivery by the Investor to the Company’s transfer agent (the “Transfer Agent”), with a copy to the Company, of the Representation Letter substantially in the form attached hereto as Exhibit A, the certificates evidencing the Conversion Shares shall not contain any legend (including the legend set forth in Section 7.2 hereof): (a) while a registration statement covering the resale of such security is effective under the Securities Act, (b) following any sale of such Conversion Shares pursuant to Rule 144, (c) if such Conversion Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Conversion Shares and without volume or manner-of-sale restrictions, or (d) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent if required by the Transfer Agent to effect the removal of the legend hereunder.  If all or any shares of Preferred Stock are converted at a time when there is an effective registration statement to cover the resale of the Conversion Shares, or if such Conversion Shares may be sold under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Conversion Shares and without volume or manner-of-sale restrictions or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC) then such Conversion Shares shall be issued free of all legends.  The Company agrees that at such time as such legend is no longer required under this Section 7.3, it will, no later than three Trading Days (as defined below) following the delivery by the Investor to the Company or the Transfer Agent of a certificate representing Conversion Shares, as applicable, issued with a restrictive legend, deliver or cause to be delivered to such Investor a certificate representing such shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 7.  Certificates for Conversion Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Investor by crediting the account of the Investor’s prime broker with the Depository Trust Company System as directed by such Investor.  “Trading Day” means a day on which the principal trading market for the Common Stock is open for trading.

7.4 The Investor agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 7 is predicated upon the Company’s reliance on, and the Investor’s agreement that, the Investor will not sell any Securities except pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

8. Other Agreements.

8.1 Public Information.

(a) If the Common Stock is not registered under Section 12(b) or 12(g) of the Exchange Act on the date hereof, the Company agrees to cause the Common Stock to be registered under Section 12(g) of the Exchange Act on or before the 90th calendar day following the date hereof. Until the earliest of the time that no Investor owns Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  The Company covenants that it will use commercially reasonable efforts to timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding the Securities purchased hereunder made after the first anniversary of the Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144(c)(2) under the Securities Act).  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

(b) At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, in addition to such Investor’s other available remedies, the Company shall pay to a Investor, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to one percent (1.0%) of the aggregate subscription amount of such Investor’s Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Investors to transfer the Conversion Shares pursuant to Rule 144.  The payments to which an Investor shall be entitled pursuant to this Section 9.1(b) are referred to herein as “Public Information Failure Payments.”  Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) business day after the event or failure giving rise to the Public Information Failure Payments is cured.  Nothing herein shall limit such Investor’s right to pursue actual damages for the Public Information Failure, and such Investor shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

8.2 Securities Laws Disclosure; Publicity.  The Company shall issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby, and including the agreements related to the Offering (the “Transaction Documents”) as exhibits thereto, in accordance with the provisions of the Exchange Act.  The Company and each Investor shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor any Investor shall issue any such press release nor otherwise make any such public statement with respect to the transactions contemplated hereby without the prior consent of the Company, with respect to any press release of any Investor, or without the prior consent of each Investor, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

8.3 Organization Documents.  As soon as reasonably practicable, the Company will clarify language in the Company’s organizational documents to the reasonable satisfaction of the Investors.

9. Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, by facsimile or e-mail (if agreed to by the Investor), or (B) if delivered from outside the United States, by international express courier, facsimile or e-mail (if agreed to by the Investor), and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile or e-mail, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:

nFinanSe Inc.
3923 Coconut Palm Drive, Suite 107,
Tampa, Florida  33619
Attn: Raymond P. Springer, Chief Financial Officer

(b) with a copy to:

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA  19103
Attention: Joanne R. Soslow, Esq.

(c)	if to the Investor, at its mail or e-mail address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

10. Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

11. Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement and do not affect its interpretation.

12. Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

13. Governing Law.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Florida, without giving effect to the principles of conflicts of law.

14. Counterparts.  This Agreement may be executed in two or more counterparts, including facsimile counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

15. Confidential Information.  The Investor represents to the Company that, at all times during the Company’s offering of the Securities, the Investor has maintained in confidence all non-public information regarding the Company received by the Investor from the Company or its agents, including information about the Offering of the Securities and covenants that it will continue to maintain in confidence such information until such date that the transactions contemplated hereunder are publicly disclosed.

16. Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance or non-performance of the obligations of any other Investor under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

NFINANSE INC.

INVESTOR QUESTIONNAIRE

To:           nFinanSe Inc.
3923 Coconut Palm Drive, Suite 107,
Tampa, Florida  33619

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale by nFinanSe Inc. (the “Company”) of Series E Preferred Stock, $0.001 par value per share (the “Securities”), to certain investors in a private placement (the “Offering”).

The Securities are being offered and sold by the Company (i) without registration under the Securities Act of 1933, as amended (the “Act”) or the securities laws of certain states, and (ii) in reliance on the exemptions contained in (A) Section 4(2) of the Act, (B) Regulation D promulgated under the Act, and (C) on similar exemptions available under applicable state laws.  The Company must determine that a potential investor meets certain suitability requirements before offering or selling the Securities to such investor; the purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements.  The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information supplied herein.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security.  Your answers will be kept strictly confidential, except as required by applicable laws, regulations or any securities exchange market or markets on which the Company’s securities are traded, listed or quoted.  However, by executing this Questionnaire you authorize the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability requirements applicable to purchasers of the Securities.  All potential investors must answer all applicable questions and complete, date and sign this Questionnaire.  Please print or type your responses to each item below and attach additional sheets of paper as necessary.

A.           BACKGROUND INFORMATION

Name: ____________________________________________________________________________________________

Business Address:   _________________________________________________________________________________
(Number and Street)

 _________________________________________________________________________________________________
(City)                                                                (State)                                                      (Zip Code)

Telephone Number:  (___)_____________________________________________________________________________

Fax:  (___)_________________________________________________________________________________________

E-mail:   ___________________________________________________________________________________________

Residence Address:    ________________________________________________________________________________
(Number and Street)

 _________________________________________________________________________________________________
(City)                                                                (State)                                                      (Zip Code)

Telephone Number:  (___)_____________________________________________________________________________

If an individual:

Age: ___________          Citizenship: ______________                    Where registered to vote:  __________________

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:  ______________________________________

State of formation: _____________________             Date of formation: ___________________________________

Social Security or Taxpayer Identification No.:

Send all correspondence to (check one):      ____ Residence Address               ____ Business Address

Current ownership of securities of the Company:

__________ shares of Series A Convertible Preferred Stock

__________ shares of Series B Convertible Preferred Stock

__________ shares of Series C Convertible Preferred Stock

__________ shares of Series D Convertible Preferred Stock

__________ shares of Common Stock

Warrants to purchase _________ shares of Common Stock

Options to purchase __________ shares of Common Stock

B.           STATUS AS ACCREDITED INVESTOR

The undersigned is an “accredited investor” as such term is defined in Regulation D promulgated under the Act, and at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):1

____  (1)                       a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

1 As used in this Questionnaire, the term “net worth” means the excess of total assets over total liabilities.  In computing net worth for the purposes of subsection (4) herein, the principal residence of the investor must be valued (i) at cost, including the cost of improvements, or (ii) at a recently appraised value by an institutional lender making a secured loan, net of encumbrances.  In determining income, the investor should add to the investor’s adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depiction, contributions to an IRA or KEOGH retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

____  (2)                       a private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940;

____  (3)                       an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended; a corporation; or a Massachusetts or similar business trust or a partnership not formed for the specific purpose of acquiring the Securities offered and having total assets in excess of $5,000,000;

____  (4)                       a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s purchase of the Securities exceeds $1,000,000;

____  (5)                       a natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

____  (6)                       a trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Securities offered and whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

____  (7)                       an entity in which all of the equity owners are accredited investors (as defined above).

C.           REPRESENTATIONS AND WARRANTIES

The undersigned hereby represents and warrants to the Company as follows:

1. Any purchase of the Securities is made solely for the account of the undersigned and is not for the account of any other person or with a view to any resale, fractionalization, division or distribution thereof.

2. The information contained herein is complete and accurate and may be relied upon by the Company; the undersigned shall immediately notify the Company of any material changes to such information occurring prior to the closing of the Securities Purchase Agreement to which this Questionnaire is attached (the “Securities Purchase Agreement”), if any, or any other information relating to the purchase of the Securities by the undersigned or any co-purchaser.

3. There are no suits, pending litigation or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4. The undersigned acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the prospectus forming a part of a registration statement applicable to the Securities, if any.  The undersigned is aware that, in such an event, the Securities shall not be subject to ready liquidation and that the Securities purchased by the undersigned would have to be held by the undersigned during such suspension.

5. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned’s net worth and financial circumstances, and any purchase of the Securities shall not cause such commitment to become excessive.

6. The undersigned is able to bear the economic risk of an investment in the Securities.

7. The undersigned has carefully considered the potential risks relating to the Company and a purchase of the Securities, including, among others, each of the risks identified under the caption “Risk Factors” in the Exchange Act Documents (as such term is defined in the Securities Purchase Agreement).  The undersigned fully understands that the Securities are a speculative investment which involves a high degree of risk of loss of the undersigned’s entire investment.

IN WITNESS WHEREOF, the undersigned has executed this Investor Questionnaire this ____ day of ________, 2011, and declares under oath that it is truthful and correct.

                   _______________________________________________
                   Print Name

                   By: ____________________________________________
                 Signature

                   Title: ___________________________________________
                 (Required for any purchaser that is a corporation, partnership, trust or other entity)

Exhibit A

REPRESENTATION LETTER

[Transfer Agent Name]
[Transfer Agent Address]
[Transfer Agent Address]

RE:	Securities of nFinanSe Inc. (the “Company”)

Dear Sir/Madam:

The undersigned hereby certifies that at the time of the sale of its securities in the Company, it will either (i) sell the securities pursuant to the Company’s Prospectus dated _____________ (the “Prospectus”) in a manner described under the caption “Plan of Distribution” in the Prospectus in compliance with all securities laws applicable to the undersigned, including, without limitation, the prospectus delivery requirements of the Securities Act of 1933, as amended; or (ii) sell the securities in compliance with Rule 144 of the Securities Act of 1933, as amended.

Selling Shareholder (the beneficial owner):_____________________________________

Record Holder (e.g., if held in name of nominee):_________________________________

Restricted Stock Certificate No.(s):___________________________________________

Number of Shares:_______________________________________________________

   Very truly yours,

Dated:                                                                            By:__________________________

                           Print Name:___________________

   Title:_________________________